                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              -------------------

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                              -------------------

       Date of Report (Date of earliest event reported): December 4, 2000

                         AmeriSource Health Corporation
             (Exact name of Registrant as specified in its charter)

             Delaware                     33-27835-01           23-2546940
  (State or Other Jurisdiction     (Commission File Number)  (I.R.S. Employer
of Incorporation or Organization)                            Identification No.)

                              -------------------

                                  P.O. Box 959
                        Valley Forge, Pennsylvania 19482
                   (Address of Principal Executive Offices)

                                (610) 727-7000
             (Registrant's telephone number, including area code)

                               -------------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

                              -------------------

Item 5. Other Events.
        ------------

     On December 4, 2000, AmeriSource Health Corporation announced that it is planning to issue $200 million of Convertible Subordinated Notes due 2007 in a private placement. A copy of the press release is filed as Exhibit 99.1 to this Report.

Item 7. Financial Statements and Exhibits
        ---------------------------------

          (c)  Exhibits.

               99.1 Press Release dated December 4, 2000

               99.2 Certain information which may be disclosed to prospective purchasers of convertible subordinated notes not previously publicly reported

Item 9. Regulation FD Disclosure
        ------------------------

     In connection with the issuance of convertible subordinated notes reported under Item 5 above, the Company expects to disclose to prospective purchasers certain information that has not been previously publicly reported. A copy of such information is attached as Exhibit 99.2 to this Report. The Company also reaffirms the information it provided to the investment community during its November 2, 2000 live webcast conference call discussing its results for the fiscal year ended September 30, 2000. An online replay of the webcast can be found at the Company's website: www.amerisource.com. This replay will continue to be available through approximately December 15, 2000.

     Certain information contained in this Report includes forward-looking statements (as defined in Section 27A of the Securities Act and Section 21E of the Exchange Act) that reflect the Company's current views with respect to future events and financial performance. Certain factors such as competitive pressures, success of restructuring or systems initiatives, market interest rates, regulatory changes, continued industry consolidation, changes in customer mix, changes in pharmaceutical manufacturers' pricing and distribution policies, changes in U.S. government policies, customer insolvencies, the loss of one or more key customer or supplier relationships and other matters contained in the Company's 10-K for fiscal year 1999 and other public documents could cause actual results to differ materially from those in the forward-looking statements. The Company assumes no obligation to update the matters discussed in this Report.

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AMERISOURCE HEALTH CORPORATION

December 4, 2000                         By:  /s/ George L. James III
                                  ----------------------------------------------
                                     George L. James III
                                     Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

Number     Exhibit

99.1       Press Release dated December 4, 2000
99.2 Certain information which may be disclosed to prospective purchasers of convertible subordinated notes not previously publicly reported